UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2017

TOWERSTREAM CORPORATION

(Exact name of registrant as specified in charter)

Delaware	001-33449	20-8259086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

88 Silva Lane, Tech 4, Middletown, RI	02842
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (401) 848-5848

(Former name of former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

On June 22, 2017, the Chairman of the Board of Directors, Chairman of the Audit Committee, Chief Executive Officer and Chief Financial Officer of Towerstream Corporation (the “Company”) determined that the Company’s financial statements which were included in its annual report for the year ended December 31, 2016 and quarterly report for the quarter ended March 31, 2017 should no longer be relied upon as a result of a non-financial covenant and the timing of the written waiver received by the Company.

On October 16, 2014, Melody Business Finance, LLC, as administrative agent for the certain lenders therein (collectively, the “Lender”), entered into a loan agreement with the Company (the “Loan Agreement”). On June 14, 2017, the Lender delivered to the Company a “Waiver to Loan Agreement” (the “Waiver”) waiving obligations of the Company to provide an audited report of its auditors covering the December 31, 2016 audited financial statements “without a ‘going concern’ or like qualification or exception and without any qualification or exception as to the scope of such audit” as provided in Section 6.1(a)(i) of the Loan Agreement. The effective date of the waiver is March 31, 2017. Accordingly, the Waiver is effective retroactive to the date on which the Company’s auditors’ report concerning the December 31, 2016 financial statements which included a “going concern” explanatory paragraph was issued.

The Company’s Chief Financial Officer discussed the matter with its independent registered public accounting firm, and, after those discussions, determined to reclassify long term debt with a net carrying value of $31,487,253 and $32,099,766 as current liabilities as of December 31, 2016 and March 31, 2017. The Lender has not provided the Company any notice of Default or any Event of Default, as such terms are defined in the Loan Agreement, and has waived for all purposes the December 31, 2016 going concern covenant requirement. There were no other changes to the Company’s previously reported assets, total liabilities, net loss or loss per share of common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOWERSTREAM CORPORATION

Dated: June 23, 2017	By:	/s/ Laura W. Thomas
Laura W. Thomas
Chief Financial Officer